SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  August 20, 2003

                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts                 1-10730            04-288 2273
         -------------                 -------            -----------
(State or other jurisdiction of   (Commission File       (IRS Employer
 incorporation or organization)        Number)       Identification Number)

              400 Wood Road
              Braintree, MA                               02184
      (Address of principal executive                   (Zip Code)
                offices)

     Registrant's telephone number, including area code  (781) 848-7100


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Item 5.   Other Events and Regulation FD Disclosure
---------------------------------------------------

On August 20, 2003, Haemonetics Corporation (the "Company"), announced the appointments of Peter M. Allen and Brian Concannon, respectively, as Presidents of its newly created Donor and Patient Divisions.

Item 7.   Financial Statements and Exhibits.
--------------------------------------------

      (c)   Exhibits.
            ---------

            99.1   Press Release of the Company dated August 20, 2003.


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAEMONETICS CORPORATION


Date: August 20, 2003                  By:  s/Brad Nutter
      ---------------                       -------------------------------
                                            Brad Nutter, President
                                            and Chief Executive Officer


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